UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2008

FROZEN FOOD EXPRESS INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Texas	1-10006	75-1031831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1145 Empire Central Place
Dallas, Texas	75247-4305
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (214) 630-8090

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 204.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d- 2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The exhibits described in Item 9.01 amend and replace Exhibits 23.1 and 23.2 filed with the Registration Statement on Form S-8, SEC File number 333-155399, filed with the SEC on November 14, 2008.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit
Number	Description

23.1*	Consent of Grant Thornton LLP.

23.2*	Consent of KPMG LLP.

* Filed herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FROZEN FOOD EXPRESS INDUSTRIES, INC.

Date:  November 17, 2008                                                                    By: /s/ Thomas G. Yetter
Thomas G. Yetter
Senior Vice President and Chief FinancialOfficer

EXHIBIT INDEX

Exhibit
Number	Description

23.1*	Consent of Grant Thornton LLP.

23.2*	Consent of KPMG LLP.

* Filed herewith.